UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

COMVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Seventh Avenue, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 25, 2012, Comverse, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware (a) a Certificate of Amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100 shares of common stock, no par value, to 100,000,000 shares of common stock, par value $0.01, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 3.1, and subsequent thereto, (b) an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), a description of which is incorporated herein by reference to Exhibit 99.1 of the Company’s Registration Statement on Form 10-12B/A filed with the Securities and Exchange Commission on October 10, 2012 and a copy of the Amended and Restated Certificate of Incorporation is hereby incorporated by reference and attached hereto as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Comverse, Inc.
3.2	Amended and Restated Certificate of Incorporation of Comverse, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE, INC.

Date: October 26, 2012

	By:	/s/ Roy Luria
	Name:	Roy Luria
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Comverse, Inc.
3.2	Amended and Restated Certificate of Incorporation of Comverse, Inc.